                                                                                                           EXHIBIT 10.30

                                                       AMENDMENT
                                                           TO
                                          NAVISTAR 1988 NON-EMPLOYEE DIRECTOR
                                                   STOCK OPTION PLAN

         Pursuant to resolution of the Board of Directors adopted on October 16, 2001, the Navistar 1998 Non-Employee
Director Stock Option Plan (the "Plan") is hereby amended, effective as of January 1, 2002, as set forth below:

1.       Section 5 of the Plan is hereby deleted in its entirety and replaced with the following new Section 5:

5.       Number of Shares to be Granted
         ------------------------------

                  At each regularly scheduled December meeting of the Board, an option will be granted to each non-employee director for four thousand (4,000) shares of Common Stock.

         IN WITNESS WHEREOF, the undersigned has hereby executed this Amendment on behalf of the Corporation this 17th day of October, 2001.

                                            NAVISTAR INTERNATIONAL CORPORATION

                                            By: /s/ Robert J. Perna
               -------------------------------------------------
                                            Name:  Robert J. Perna
                                            Its:  Secretary

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